Exhibit 99.1

HERITAGE GLOBAL INC. APPOINTS PROVEN AUCTION INDUSTRY VETERANS
ROSS DOVE TO ROLE OF CHIEF EXECUTIVE OFFICER AND KIRK DOVE
TO ROLE OF PRESIDENT AND CHIEF OPERATING OFFICER

- Scott West to Serve as Chief Financial Officer -

- James Sklar Named Executive Vice President, General Counsel and Secretary -

- Ross Dove and Morris Perlis Appointed Class I Directors -

SAN DIEGO, California, and TORONTO, Canada (May 06, 2015) – Heritage Global Inc. (OTCQB: HGBL, CSE: HGP) (“HGI”, the “Company”), a leader in asset liquidation transactions, valuations and advisory services, today announced that its Board of Directors has appointed new members to the Company’s executive management team effective immediately.

Ross Dove Appointed Chief Executive Officer
The Board of Directors has appointed Ross Dove Chief Executive Officer of the Company, succeeding Allan Silber. Mr. Silber will continue in his role as Chairman of the Board and will continue to provide strategic counsel to Heritage Global.

Ross Dove previously served as Managing Partner of Heritage Global Partners (“HGP”), a global leader in asset advisory and auction services and a subsidiary of Heritage Global Inc.

Ross Dove has over thirty years of auction industry experience. Starting out at a small family auction house in San Francisco with his father and grandfather, Ross Dove became an industry pioneer and innovator, responsible for countless advancements and industrial auctioneering firsts. Before co-founding Heritage Global Partners with his brother Kirk Dove, he helped build a leading auction company into one of the largest and most respected global industrial asset and commercial property auctioneers today. His success has been widely chronicled in major publications, including Fortune, Forbes, the Wall Street Journal, Business Week, and the Economist, among others.

Commenting on the appointment, Allan Silber, Chairman of the Board of Heritage Global Inc. stated, “With Ross and Kirk’s appointments and the other executive management changes announced today, the Board of Directors is positioning Heritage Global Inc. for its next phase of innovation and growth.

“Ross brings to his new position a deep understanding of the Company and its asset liquidation, advisory and investment banking businesses. As Managing Partner, he opportunistically expanded our worldwide footprint, formed strategic partnerships, generated consistent top-line revenue growth, and created further value for our corporate clients, customers and investors. Ross is a proven leader with an industry-wide reputation of delivering exceptional service and innovative capital asset solutions to global clientele including regional and multinational corporations. We look forward to the benefit of his knowledge, experience and relationships as HGI continues to pursue its goals for near- and long-term growth. The Board and I will remain actively engaged with the leadership team to drive the Company’s future success throughout this transition.”

Commenting on his new role, Ross Dove stated, “We are encouraged by the progress we have made over the past several years towards building Heritage Global Inc. into a leading provider of capital asset solutions. In this new role, I will leverage the management experience and deep industry relationships built over my career to generate results and further strengthen Heritage’s position as a leading provider of principal and syndicated surplus capital asset transactions, long-term forward flow contracts, and asset advisory and turnkey auction services. We remain confident about the prospects for future success and committed to our goal of enhancing long-term shareholder value as we move through 2015 and beyond.

“I would like to sincerely thank Allan for his outstanding service throughout his term as CEO of Heritage Global Inc. I look forward to working with him in his ongoing capacity as HGI’s Chairman of the Board. I would also like to thank Stephen Weintraub for his contributions as CFO of HGI.”

Kirk Dove Appointed President and Chief Operating Officer
The Board of Directors has appointed Kirk Dove President and Chief Operating Officer of the Company. Kirk Dove is co-founder of Heritage Global Partners and previously served as HGP’s Managing Partner. Kirk Dove brings over 30 years of experience to his new role. Kirk and his brother Ross have managed more than 4,000 industrial auctions in 30 countries throughout their respective careers. Kirk has been instrumental in further expanding and diversifying HGP’s suite of asset liquidation, valuation and advisory services as well as forging exclusive alliances and strategic partnerships with other auctioneering firms.

In his new role, Kirk will work with other corporate personnel to develop, execute, and monitor operating strategies aimed at achieving corporate and global business objectives and financial goals. He will have direct oversight of HGI’s worldwide base of sales directors and account executives as well as marketing and support/services personnel and will be responsible for managing global partner and alliance operations. In addition, he will work across HGI’s various business units to administer policies and procedures to improve operating efficiencies and the effectiveness and service of the Company’s operations.

Scott West Appointed Chief Financial Officer
The Board of Directors has appointed Scott West as the new Chief Financial Officer of the Company, succeeding Stephen Weintraub. Mr. West previously served as Chief Financial Officer of HGP.

Mr. West has 25 years of multi-national executive financial accounting and business management experience serving various public and private equity funded companies, including Fortune 500 companies. He has expertise managing financial, technical, M&A, and international accounting teams and has deep knowledge of SEC financial reporting, SOX compliance and international accounting matters.

In his new role, Mr. West will be responsible for all of the Company’s financial and treasury functions including financial reporting, bank relationships, conducting internal and industry analysis to support the Company’s goals for growth, investor relations, and M&A activity.

James Sklar Appointed Executive Vice President, General Counsel and Secretary
The Board of Directors has appointed James Sklar as the Executive Vice President, General Counsel and Secretary of the Company. Mr. Sklar previously served as Executive Vice President, General Counsel of HGP.

Mr. Sklar has over two decades of relevant legal experience serving leading worldwide asset advisory and auction services firms. Throughout his career, he has played a key role in establishing relationships with global alliance partners and implementing international contracts as well as expanding the adoption of the auction sale process in North America, Europe, Asia and Latin America.

In his new role, Mr. Sklar will be responsible for all of the Company’s legal matters including negotiating global transactional and business alliance documents, managing relationships and contracts with worldwide clients and business partners, and providing legal representation for Heritage Global Partners, Heritage Global Partners Europe, Heritage Global Valuations, Heritage Equity Partners and Heritage National Loan Exchange.

Class I Board of Director Appointments
In addition, the Board of Directors appointed Ross Dove and Morris Perlis, to serve as Class I Directors on the Board of Heritage Global Inc.

About Heritage Global Inc. (www.heritageglobalinc.com)

Heritage Global Inc. (OTCQB: HGBL, CSE: HGP) is a value-driven, innovative leader in asset liquidation transactions, valuations and advisory. The Company focuses on identifying, valuing, acquiring and monetizing surplus and distressed capital assets in 25 global manufacturing and technology sectors. It specializes in both acting as an advisor as well as acquiring turnkey manufacturing facilities, surplus industrial machinery and equipment, industrial inventories, accounts receivable portfolios and related intellectual property.

Forward-Looking Statements

The statements made in this release that are not historical facts contain forward-looking information that involves risks and uncertainties. All statements, other than statements of historical facts, which address the Company's expectations, should be considered as forward-looking statements. Such statements are based on knowledge of the environment in which the Company currently operates, but because of the factors listed herein, as well as other factors beyond the Company's control, actual results may differ materially from the expectations expressed in the forward-looking statements. Important factors that may cause actual results to differ from anticipated results include, but are not limited to, obtaining necessary approvals and other risks detailed from time to time in the Company's securities and other regulatory filings.

Contact:

Scott West
Chief Financial Officer
Heritage Global Inc.
858/847-0656

Jennifer Neuman, Joseph Jaffoni
JCIR
HGBL@jcir.com or 212/835-8500